Exhibit 24(b)(13):  Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Andrea M. Nelson

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 18 day of February, 2021, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Charles P. Nelson

Charles P. Nelson, Director and President

Notary

State of Washington

County of Skagit

I certify that I know or have satisfactory evidence that Charles P. Nelson is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

Dated:  February 18, 2021

(Seal or stamp)	Signature /s/ Susann Elizabeth Dillard
SUSANN ELIZABETH DILLARD NOTARY PUBLIC #208474 STATE OF WASHINGTON COMMISSION EXPIRES JULY 9, 2023
My appointment expires: July 9, 2023

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Andrea M. Nelson

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 22 day of Feb., 2021, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Robert L. Grubka

Robert L. Grubka, Director

STATE OF MINNESOTA

COUNTY OF Hennepin

The foregoing instrument was acknowledged before me this 22 day of Feb. 2021, by Robert L. Grubka.

/s/ Melissa O’Donnell Notary Public	MELISSA ODONNELL Notary Public, State of Minnesota Commission Expires 01/31/2025

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Andrea M. Nelson

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 19th day of Feb, 2021, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael R. Katz

Michael R. Katz, Director and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Andrea M. Nelson

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 25 day of February, 2021, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Heather H. Lavallee

Heather H. Lavallee, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Michele Eleveld                                Second Witness Signs:  /s/ Kyle Puffer

Printed name of witness:  Michele Eleveld                             Printed name of witness:  Kyle Puffer

State of Connecticut)

County of Hartford  )  ss:  at Windsor on 2/25/21

Personally Appeared Heather H. Lavallee, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/Christine Donohue Notary Public	Christine Donohue Notary Public, State of Connecticut Commission Expires 12/31/22

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Andrea M. Nelson

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 21 day of February, 2021, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Francis G. O’Neill

Francis G. O’Neill, Director

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ James C. Lehan                                                                       Signature of Witness #1
James C. Lehan                                                                            Printed or typed name of Witness #1
15 Fredrickson Rd                                                                       Address of Witness #1
Norfolk, MA 02056

/s/ Elizabeth S. Lehan                                                                  Signature of Witness #2
Elizabeth S. Lehan                                                                       Printed or typed name of Witness #2
15 Fredrickson Rd.                                                                      Address of Witness #2
Norfolk, Ma. 02056

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Andrea M. Nelson

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 4 day of March, 2021, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Rodney O. Martin, Jr.

Rodney O. Martin, Jr. Director

Notary

State of New York

County of New York

On the 4 day of March in the year 2021, before me, the undersigned, personally appeared Rodney O. Martin, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public	/s/ Pier A. Moore Notary Public, NY County No. 01M06115336 Qualified in Kings County Certificate Filed in NY County Commission Expires 9/7/2024

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Andrea M. Nelson

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 12 day of March, 2021, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael S. Smith

Michael S. Smith, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Andrea M. Nelson

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 23 day of February, 2021, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ C. Landon Cobb, Jr.

C. Landon Cobb, Jr., Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Tracy S. Cosby                                                                       Signature of Witness #1
Tracy S. Cosby                                                                            Printed or typed name of Witness #1
6267 Wager Ct.                                                                            Address of Witness #1
Powder Springs, GA 30127

/s/ Linda Bell                                                                               Signature of Witness #2
Linda Bell                                                                                    Printed or typed name of Witness #2
2889 Torreya Way SE                                                                 Address of Witness #2
Marietta, GA 30067